SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 5, 2004
                        (Date of earliest event reported)


                           Farmers & Merchants Bancorp
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


         000 - 26099                                  94-3327828
         -----------                                  ----------
   (Commission File Number)               (IRS Employer Identification No.)


                111 West Pine Street, Lodi, California 95240-2184
               (Address of principal executive offices) (Zip Code)


                                 (209) 367-2300
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changes since last report)


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Item 2.02, results of operations and financial condition.

On November 5, 2004, Farmers & Merchants Bancorp issued a press release concerning financial results for the third quarter of 2004, a copy of which is included as Exhibit 99.1 and incorporated herein by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FARMERS & MERCHANTS BANCORP




                                       By
                                                /s/ Stephen W. Haley
                                                _____________________________
                                                Stephen W. Haley
                                                Executive Vice President
                                                & Chief Financial Officer


Date:  November 8, 2004